SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): June 19, 1999


                           Horizon Financial Corp.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       Washington                      0-27062               91-1695422
----------------------------          -----------       -------------------
State or other jurisdiction           Commission        (I.R.S. Employer
     of incorporation                 File Number       Identification No.)



1500 Cornwall Avenue, Bellingham, Washington                    98225
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(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number (including area code)  (360) 733-3050


                                 Not Applicable
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     Effective June 19, 1999, Horizon Financial Corp. ("Corporation") consummated the previously announced acquisition of Bellingham Bancorporation and its wholly-owned subsidiary, Bank of Bellingham. The acquisition was accomplished by the merger of Bellingham Bancorporation with and into the Corporation and by the merger of Bank of Bellingham with and into Horizon Bank, a savings bank, one of the Corporation's wholly-owned subsidiaries. Shareholders of Bellingham Bancorporation received 2.74 shares of the Corporation's common stock in exchange for each share of Bellingham Bancorporation common stock.

     Additional information concerning the acquisition is contained in the press release issued by the Corporation on June 21, 1999, attached hereto as
Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

       2 Agreement and Plan of Mergers dated as of January 18, 1999 by and among Horizon Financial Corp., Horizon Bank, a savings bank, Bellingham Bancorporation and Bank of Bellingham (incorporated by reference to Exhibit 2 to the Corporation's Form 8-K filed January 22, 1999).

      99    Press Release dated June 21, 1999.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   HORIZON FINANCIAL CORP.



DATE: July 14, 1999                By: /s/ V. Lawrence Evans
                                       --------------------------------------
                                       V. Lawrence Evans
                                       President and Chief Executive Officer

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                                 Exhibit 99

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                                   [LOGO]

                                  Horizon
                                    Bank

                                NEWS RELEASE

HORIZON CONTACTS: V. Lawrence Evans, President and CEO, (360) 733-3050, Richard P. Jacobson, Finance Officer, (360) 733-3050, or David Eldred, Investor Relations, (360) 756-2568

BELLINGHAM BANCORPORATION CONTACTS:
Jack Daughters, President or Gus Ayala, Chief Financial Officer, (360) 671-
8888

                HORIZON FINANCIAL CORP. COMPLETES ACQUISITION OF
                           BELLINGHAM BANCORPORATION

BELLINGHAM WA - June 21, 1999 - Horizon Financial Corp., Bellingham, Washington (NASDAQ: HRZB) announced that its merger with Bellingham Bancorporation, Bellingham, Washington was effective Saturday June 19th, 1999. Bellingham Bancorporation operates the Bank of Bellingham, a wholly owned commercial bank subsidiary with three offices in Bellingham.

In connection with the transaction, Bellingham Bancorporation merged into Horizon Financial Corp. The acquisition was accomplished in an all-stock transaction valued at approximately $15.5 million, including the assumption of outstanding Bellingham Bancorporation stock options and warrants. Horizon Financial Corp. exchanged 2.74 shares of its common stock for each Bellingham Bancorporation share. In this regard, Horizon issued approximately 1,129,264 shares of its common stock. This transaction is being accounted for using the pooling-of-interests method of accounting.

Bank of Bellingham President and CEO, Jack Daughters, said "Joining Horizon Bank is a good fit. It provides us with a unique opportunity to associate ourselves with an organization that is centered on the concepts of service excellence and local control. Horizon's expertise with real estate lending, combined with our commercial banking experience will benefit both organizations and help to propel us to the next level of community banking service. Also, merging with Horizon will provide us with access to the resources of a larger community bank. This will translate into higher lending limits for our customers and provide us with a larger branch network to distribute our products and services. We are happy with the prospects of this merger and we believe our customers, stockholders and employees will enjoy the benefits."

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Horizon Financial Corp's President and CEO, V. Lawrence Evans, said "The merger will accelerate our entry into commercial banking and give our customers access to expanded product lines. Horizon is a local community bank and this merger is the next logical step in expanding our services in our current market area. The Bank of Bellingham has employees with many years of commercial banking experience and we look forward to having them join our team. Jack Daughters will be made an Executive Vice President and member of the Board of Directors of Horizon Bank."

According to Horizon, the merger expands the Corporation's capabilities and will not change existing lines of business. "We have specialized in real estate lending for decades and real estate lending will continue to be very important to our business goals," commented Evans. As the Corporation adds commercial lending to its product offering and increases consumer lending, Horizon anticipates that the mix of its loan portfolio will change, and should enhance profitability. More commercial and consumer loans, coupled with low-cost, commercial deposits should increase the Corporation's operating spread. Also, the efficiency of combining both organizations under one umbrella should help save costs. All of these additional benefits may be achieved without loss of the local decision making and service excellence that both the Bank of Bellingham and Horizon's customers have come to expect.

Horizon Financial Corp. is a $602 million, state-chartered, bank holding company, headquartered in Bellingham, Washington. The Corporation's primary subsidiary, Horizon Bank operates 12 full-service offices throughout Whatcom, Skagit and Snohomish Counties.

Bellingham Bancorporation, a Washington corporation, is a $64.3 million, bank holding company, headquartered in Bellingham, Washington. The Bank of Bellingham, Bellingham Bancorporation's primary subsidiary, was founded in 1992 by a group of local business people for the purpose of providing commercial banking services to the local community, and operates 3 full-service banking facilities in Bellingham.

Horizon Financial Corp. may include certain "forward looking statements" within the meaning and protection of such safe harbor as provided by the private Securities Litigation and Reform Act of 1995. Management's ability to predict results or the effect of future plans and strategies is inherently uncertain. Factors that could affect results include, but are not limited to: the future level of interest rates, industry trends, general economic conditions, loan delinquency rates, and changes in state and federal regulations. These factors should be considered when evaluating any "forward looking statements" and undue reliance should not be placed on such statements.

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